DEBTS PAYABLE AND SENIOR SECURED NOTES - Future debt obligations (Details) - Debts payable - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Future debt obligations (per year)
2024	$ 23,175
2025	23,673
2026	64,256
2027	14,527
2028	2,939
2029 and beyond	101,286
Total debt obligations	$ 229,856	$ 235,524	$ 133,858